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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report:
                                October 28, 1997

                                   SALOMON INC
             (Exact name of registrant as specified in its charter)


        Delaware                     I-4346                      22-1660266
(State of Incorporation)     (Commission File No.)            (I.R.S. Employer
                                                             Identification No.)

           Seven World Trade Center, New York, New York         10048
            (Address of Principal Executive Offices)         (Zip Code)

                                 (212) 783-7000
                          (Registrant's Telephone No.)
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibits:
         99.05 Unaudited Pro Forma Condensed Combined Statement of Financial Position as of June 30, 1997, and Unaudited Pro Forma Condensed Combined Statements of Income for the six months ended June 30, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1996 of Travelers Group Inc.

         99.06 Unaudited Pro Forma Condensed Combined Statement of Financial Condition as of June 30, 1997, and Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended June 30, 1997 and 1996 for each of the years in the three-year period ended December 31, 1996 of Smith Barney Holdings Inc.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        Salomon Inc
                                                        (Registrant)


Date:  October 28, 1997       By: /s/ Jerome H. Bailey
                                      -----------------------------
                                      Title: Chief Financial Officer
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                                EXHIBIT INDEX


      Exhibit No.                             Description
      -----------                             -----------

         99.05 Unaudited Pro Forma Condensed Combined Statement of Financial Position as of June 30, 1997, and Unaudited Pro Forma Condensed Combined Statements of Income for the six months ended June 30, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1996 of Travelers Group Inc.

         99.06 Unaudited Pro Forma Condensed Combined Statement of Financial Condition as of June 30, 1997, and Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended June 30, 1997 and 1996 for each of the years in the three-year period ended December 31, 1996 of Smith Barney Holdings Inc.